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                                                            EXHIBIT 10.17


                  AMENDMENT NO. 4 TO AMENDED, MODIFIED AND RESTATED
                                MASTER LEASE AGREEMENT
                                      AND WAIVER


    THIS AMENDMENT NO. 4 TO AMENDED, MODIFIED AND RESTATED MASTER LEASE AGREEMENT AND WAIVER is dated as of March 11, 1997 (the "AMENDMENT NO. 4"), is between

    JACKSONVILLE FUNDING ENTERPRISES, LLC, a Delaware limited liability company and successor in interest to Jacksonville Funding Corporation (the "LESSOR"); and

    MICHAELS STORES, INC., a Delaware corporation (the "LESSEE"); and

    amends and is given with respect to that certain Amended, Modified and Restated Master Lease Agreement dated as of December 18, 1995 (as amended by Amendment No. 1 to Amended, Modified and Restated Master Lease Agreement dated as of April 22, 1996, Amendment No. 2 to Amended, Modified and Restated Master Lease Agreement dated as of July 11, 1996 and Amendment No. 3 to Amended, Modified and Restated Master Lease Agreement dated as of August 15, 1996, the "ORIGINAL LEASE AGREEMENT") between Jacksonville Funding Corporation (a corporation which merged into the Lessor with the Lessor being the surviving entity of such merger) and the Lessee.

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Section 11.02(b) (Fixed Charges Coverage Ratio) of the Original Lease Agreement is hereby amended in its entirety to read as follows:

         "(b) FIXED CHARGES COVERAGE RATIO. Lessee will not permit the Fixed Charges Coverage Ratio at any time during Lessee's fiscal quarters ending
    (i) February 1, 1997 and May 3, 1997, to be less than .95 to 1.00; (ii) August 2, 1997 to be less than 1.00 to 1.00, (iii) November 1, 1997 to be less than 1.40 to 1.00 and (iv) thereafter during the Term to be less than
    1.50 to 1.00."

    2. The provisions of Section 11.02(d) (MODIFIED LEVERAGE RATIO) of the Original Lease Agreement are hereby waived for each of the fiscal quarters ending on, respectively, February 1, 1997, May 3, 1997 and August 2, 1997. This waiver is a one time accommodation with respect to such Section and shall not be construed or interpreted to (a) permanently amend, modify or otherwise supplement the terms of the Original Lease Agreement, as amended by this Amendment No. 4, or (b) constitute a waiver of any other Lease Default or Lease Event of Default occurring prior to or after the date of this Amendment No. 4. From and after August 2, 1997, and for the calculation for the fiscal quarter ending November 1, 1997 and thereafter, Section 11.02(d) shall be amended in its entirety to read as follows:

         "(d) MODIFIED LEVERAGE RATIO. Lessee will not permit the ratio, measured at the end of each quarter of (i) Adjusted Total Debt to (ii) the sum of (A) consolidated income of Lessee

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    and its Subsidiaries before income taxes for the preceding twelve month period (excluding extraordinary cash gains or losses for the preceding twelve month period), plus (B) interest expense for the preceding twelve month period, plus (C) operating lease expense for the preceding twelve month period plus (D) depreciation and amortization expense for the preceding twelve month period, at any time to be greater than 6.00 to 1.00; PROVIDED, HOWEVER, for the calculation measured as of November 1, 1997 for the preceding twelve month period, such ratio shall not be greater than
    6.25 to 1.00."

    3. Section 11.02(e) (LIMITATION ON CAPITAL EXPENDITURES) shall be amended in its entirety to read as follows:

         "(e) LIMITATION ON CAPITAL EXPENDITURES. Lessee shall not permit aggregate consolidated Capital Expenditures (including the cash portion of each acquisition) of the Lessee and its Subsidiaries, to exceed $40,000,000 during fiscal year 1997 (such limit not to include $21,000,000 used to construct or purchase a distribution facility and related equipment to be financed with the proceeds of a private sale of Lessee's common stock) and $70,000,000 during any fiscal year thereafter during the Term; provided, that capital lease obligations of Lessee in connection with the point-of-sale equipment and store systems and services and equipment supporting such equipment and systems, commencing fiscal year 1996 and thereafter, up to a maximum aggregate amount of $32,000,000 throughout the Term, shall be excluded from Capital Expenditures for the purposes of determining compliance with this Section 11.02(e)."

    4.   REPRESENTATIONS OF LESSEE.  The Lessee represents and warrants that
(a) this Amendment No. 4 constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Lease Event of Default after giving effect to this Amendment No. 4, (c) the Lessee's representations and warranties set forth in the Original Lease Agreement and the other Operative Documents are true and correct on the date hereof after giving effect to this Amendment No. 4, (d) Lessee has complied with all agreements and conditions to be complied with by it under the Original Lease Agreement and the other Operative Documents by the date hereof after giving effect to this Amendment No. 4, (e) the Original Lease Agreement, as amended hereby, and the other Operative Documents remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Lessee in connection with the execution of this Amendment No. 4.

    5. ACKNOWLEDGMENT OF WAIVER PROVISIONS. The parties hereto acknowledge and agree that the terms and provisions of (a) that certain Waiver and Acknowledgment dated as of November 19, 1996 and (b) that certain Waiver and Acknowledgment dated as of January 31, 1997 shall be and remain effective as of and from October 27, 1996 to and including the date of this Amendment No. 4 with respect to the provisions of Section 11.02(b) of the Original Lease Agreement. It is the intention of the parties hereto that the amendment to Section 11.02(b) set forth in this Amendment No. 4 shall



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permanently modify such section, and that any Default or Event of Default attributable to Lessee's failure to comply with the provisions of Section 11.02(b) prior to the date of this Amendment No. 4 shall be waived.

    6. FURTHER AGREEMENTS. The Lessee shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to (a) the Lessor, (b) the Agent to the Lenders and the Holders, and (c) the Co-Agent to the Lenders and the Holders as any such Person or any Lender may deem reasonably necessary or appropriate in connection with this Amendment No. 4.

    7. NO OTHER MODIFICATIONS. Except as hereby modified, the terms and conditions of the Original Lease Agreement remain in full force and effect.

    8. GOVERNING LAW. This Amendment No. 4 has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance; PROVIDED, notwithstanding the foregoing, to the extent relating to the creation and perfection of liens on real estate in the State of Florida or any other state, this Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of Florida or such other state.

    9. AMENDMENT FEE. As a condition to the effectiveness of this Amendment No. 4, the Lessee shall pay to the Lessor (or to Lessor's designee) an amount equal to .10% multiplied by Lessor's Cost ($26,702.80, herein referred to as the "AMENDMENT FEE"). Such Amendment Fee shall be due and payable by Lessee in immediately available funds on the date of the execution and delivery of this Amendment No. 4.

    10. COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

    11. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Original Lease Agreement and/or APPENDIX A thereto.





                               (Signature pages follow)



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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the above-written date.


                        JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                             By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-1

                             By
                               -----------------------------------------------

                             Title
                                   -------------------------------------------

                             By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-2

                             By
                               -----------------------------------------------

                             Title
                                   -------------------------------------------


                        MICHAELS STORES, INC.

                        By
                           -----------------------------------------------

                        Title
                               -------------------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and the Holders, as a Lender and as a Holder

By
  --------------------------------

Title
     -----------------------------

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CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent
to the Lenders and the Holders, as a Lender and as a Holder

By
  --------------------------------

Title
     -----------------------------

GUARANTY FEDERAL BANK, F.S.B., as
a Lender

By
  --------------------------------

Title
     -----------------------------